UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 2, 2016 (Date of earliest event reported)

Ritchie Bros. Auctioneers Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6
(Address of principal executive offices) (Zip Code)

(778) 331-5500
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2016, the board of directors of the Company (the “Board”) approved the Amended and Restated Stock Option Plan (the “Stock Option Plan”) subject to and contingent upon receipt of shareholder approval, which such approval was obtained at the Company’s 2016 annual and special meeting of shareholders held on May 2, 2016 (the “Annual Meeting”). The amendment to the Stock Option Plan (i) increases the number of common shares reserved for issuance upon exercise of options granted thereunder from 10,200,000 shares (taking into account the three-for-one stock split of the common shares that occurred on April 24, 2008) to 13,700,000 shares (an increase of 3,500,000 shares); (ii) imposes a limitation on the maximum number of stock options that may be granted to any eligible person in the aggregate in any calendar year and requires that the Stock Option Plan be administered by a committee of “outside directors” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended; (iii) restricts the definition of “change of control”; and (iv) requires a “double-trigger” to permit accelerated vesting of options upon a change of control, subject to conditions, if any, in agreements between the Company and optionholders dated on or prior to February 29, 2016, as such agreements were in effect on February 29, 2016.

The more detailed description of the Stock Option Plan set forth in the Company’s revised definitive proxy statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 1, 2016, is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 2, 2016, the Company held its Annual Meeting. Proxies with respect to the matters voted upon at the Annual Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. All of the resolutions put forward at the Annual Meeting were approved. The final voting results of the Annual Meeting are set out below:

(1)	Election of Directors. The Company’s shareholders elected the following 7 nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

Nominee	For	Withheld	Abstain	Broker Non-Vote
Beverley Briscoe	85,399,410	706,573	-	2,699,460
Robert G. Elton	84,183,867	1,922,116	-	2,699,460
Erik Olsson	83,504,786	2,601,197	-	2,699,460
Eric Patel	84,328,533	1,777,450	-	2,699,460
Edward B. Pitoniak	85,459,068	646,915	-	2,699,460
Ravi K. Saligram	85,899,877	206,106	-	2,699,460
Christopher Zimmerman	85,941,456	164,527	-	2,699,460

(2)	Advisory Vote on Executive Compensation. The Company’s shareholders approved the non-binding advisory resolution, commonly known as a “Say on Pay” proposal, regarding the compensation of the Company’s named executive officers. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Vote
71,130,215	14,975,767	-	2,699,461

(3)	Frequency of Shareholder Votes on Executive Compensation. The Company’s shareholders voted upon the non-binding advisory resolution regarding the frequency with which the Company includes in its Proxy Statement a “Say on Pay” proposal. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the frequency of shareholder votes on executive compensation:

One Year	Two Years	Three Years	Abstain
84,517,940	32,398	1,543,123	12,520

Based on the foregoing vote, the Company will continue its existing policy of including a non-binding advisory vote on named executive officer compensation in its proxy materials every year until the next stockholder vote on the frequency of the advisory vote on named executive officer compensation is required.

(4)	Appointment of Ernst & Young LLP. The Company’s shareholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the appointment of Ernst & Young LLP:

For	Withheld	Abstain	Broker Non-Vote
88,791,873	13,570	-	-

(5)	Amendment and Restatement of the Stock Option Plan. The Company’s shareholders approved an amendment and restatement of the Company’s Stock Option Plan, as described under Item 5.02. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the amendment and restatement of the Stock Option Plan:

For	Against	Abstain	Broker Non-Vote
75,867,545	10,238,438	-	2,699,460

(6)	Approval of the Senior Executive Performance Share Unit Plan. The Company’s shareholders approved the Senior Executive Performance Share Unit Plan (the “Senior Executive PSU Plan”). The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the approval of the Senior Executive PSU Plan:

For	Against	Abstain	Broker Non-Vote
84,841,405	1,264,576	-	2,699,462

(7)	Approval of the Employee Performance Share Unit Plan. The Company’s shareholders approved the Employee Performance Share Unit Plan (the “Employee PSU Plan”). The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the approval of the Employee PSU Plan:

For	Against	Abstain	Broker Non-Vote
84,905,248	1,200,734	-	2,699,461

(8)	Approval of the Amended 1999 Employee Stock Purchase Plan. The Company’s shareholders approved the 1999 Employee Stock Purchase Plan, as amended (the “Amended ESPP”). The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the approval of the Amended ESPP:

For	Against	Abstain	Broker Non-Vote
60,871,906	25,234,076	-	2,699,461

(9)	Reconfirmation of Shareholder Rights Plan. The Company’s shareholders reconfirmed the shareholder rights plan agreement between the Company and Computershare Investor Services Inc. as rights agent, dated February 22, 2007 (as amended April 5, 2007, the “Rights Plan”). The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the reconfirmation of the Rights Plan:

For	Against	Abstain	Broker Non-Vote
84,362,350	1,743,633	-	2,699,460

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2016	Ritchie Bros. Auctioneers Incorporated

	By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary